SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 29, 2001

                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)



      Florida                           000-31485              11-3456837
(State or other jurisdiction           (Commission            (IRS Employer
 or incorporation)                      File Number)         Identification No.)


            2101 NW 33rd Street, Suite 600A, Pompano Beach, FL 33069 (Address of principal executive offices, including zip code)


                                 (954) 968-1913
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable.

Item 2.           Acquisition of Disposition of Assets.
                  ------------------------------------

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not Applicable.

Item 5.           Other Events.
                  ------------

                  On March 29, 2001, the Company issued a press release concerning staffing reductions which is attached hereto as Exhibit 99.1.

                  On January 24, 2001, the Board of Directors of the Registrant and majority shareholders executed and delivered to the Registrant a Written Consent to Corporate Action whereby they approved: (i) the reincorporation of the Registrant from Delaware to Florida (the "Reincorporation") by merging the Registrant with and into its newly-formed, wholly-owned Florida subsidiary, Method Products Corp ("MPC-Florida"); (ii) the adoption of a 2001 Stock Option Plan to provide for the grant of options to purchase up to 500,000 shares of the Registrant's Common Stock to Company employees, directors and consultants; and
(iii) increased share authorization in the articles of incorporation for MPC-Florida to provide for 80,000,000 authorized shares of Common Stock, $.0001 par value [representing an increase of 60,000,000 from the Registrant's Certificate of Incorporation which provided for 20,000,000 shares] as well as authorization for 2,000,000 shares of "blank check" preferred stock, $.0001 par value.

         The Reincorporation of the Registrant from Delaware to Florida was effected on March 16, 2001.

         On or about July 11, 2000, the Registrant and WLAB Limited Partnership entered into a lease agreement (the "Lease Agreement") for the Registrant's new headquarters, for which the Registrant took occupancy on December 15, 2000. Pursuant to the Lease Agreement, the Registrant leased approximately 7,620 square feet for approximately $473,964 over 60 months (See Exhibit attached).


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

Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable.

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

                  Exhibit 10.1 Copy of Lease Agreement by and between Method Products Corp. and WLAB Limited Partnership dated July 11, 2000.


                  Exhibit 99.1      Press Release

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METHOD PRODUCTS CORP.


                                    By: /s/  Mark Antonucci
                                       -----------------------------------------
                                         Mark Antonucci, Chief Executive Officer


DATED: April 5, 2001


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